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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.     )

Check the appropriate box:
/X/	Preliminary Information Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14c-6(d)(2))
/ /	Definitive Information Statement
PAGEACTIVE HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
/ /	No fee required
/X/	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
    (1)
    Title of each class of securities to which transaction applies:

               Common Stock

    (2)
    Aggregate number of securities to which transaction applies:

               176,660,228

    (3)
    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               $0.01

    (4)
    Proposed maximum aggregate value of transaction:

               $1,766,602

    (5)
    Total fee paid:

               $353.32

/ /	Fee paid previously with preliminary materials.

/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)
    Amount Previously Paid:

    (2)
    Form, Schedule or Registration Statement No.:

    (3)
    Filing Party:

    (4)
    Date Filed:

I.  LETTER TO SHAREHOLDERS

PageActive Holdings, Inc.
318 N. Carson Street, Suite 208
Carson City, NV 89701

June 1, 2001

Dear Shareholder:

    The enclosed information statement is being furnished to shareholders of record on May 29, 2001 of PageActive Holdings, Inc. ("PageActive," "We," "Our, "Us,"), a Nevada corporation, in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

  1.
  To acquire all of the issued and outstanding shares of stock of Sitestar Applied Technologies, Inc. ("Sitestar") as a wholly owned subsidiary in exchange for the issuance of 176,660,280 new shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see Annex A of Information Statement).

  2.
  To amend our Articles of Incorporation to change our corporate name to TriVantage Group, Inc. or a substantially similar name.

  3.
  To amend our Articles of Incorporation to increase the authorized shares of common stock to 300,000,000.

  4.
  To elect Frederick T. Manlunas, Clinton J. Sallee and Kevork Zoryan to serve as our board of directors until our next annual meeting.

  5.
  To ratify the appointment and continuation of Stonefield Josephson, Inc. as our auditors.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

    Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Plan of Reorganization and Acquisition and has determined that the consideration to our shareholders is fair for our acquisition of Sitestar.

    Holders of approximately 53% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.

By Order of the Board of Directors,

/s/ Earl T. Shannon

Earl T. Shannon, President

The date of this Information Statement is June 6, 2001

II.  SUMMARY TERM SHEET

    This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. The Plan of Reorganization and Acquisition ("POR") is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.

A.  THE PARTIES

PAGEACTIVE HOLDINGS, INC. ("PAGEACTIVE," "WE," "OUR," "US"):

    PageActive Holdings, Inc. is a Nevada corporation formed on December 18, 1992. We have no business operations, other than seeking one or more business combinations or acquisitions to acquire an operating business. PageActive is a public company whose securities are quoted on the over-the-counter pink sheets under the symbol "PAHI."

SITESTAR APPLIED TECHNOLOGIES, INC. ("SITESTAR"):

    Sitestar is a private Nevada corporation which is a creator of online and Internet businesses providing Internet design consulting and Internet-based solutions to small to medium sized companies and startup businesses. Its services include e-commerce, strategy development; creative design; technology development and systems integration.

B.  KEY TERMS OF THE PLAN OF REORGANIZATION

    PageActive will acquire 1,500 shares of Sitestar stock, being 100% of its issued and outstanding stock, in exchange for 176,660,280 shares of PageActive common stock, being 90% of its issued and outstanding stock.

    By majority consent, our shareholders of record on May 29, 2001, approved the acquisition of Sitestar, in accordance with the terms of the POR as attached. Our shareholders also approved an amendment to our Articles of Incorporation to change our corporate name to TriVantage Group, Inc., an amendment to our Articles of Incorporation to increase our authorized shares of common stock to 300,000,000 to provide for the issuance of stock to Sitestar, to elect Frederick T. Manlunas, Clinton J. Sallee, and Kevork Zoryan to serve as our board of directors until our next annual meeting, and to ratify the appointment and continuation of Stonefield Josephson, Inc. as our auditors.

    Sitestar will operate as a wholly owned subsidiary of PageActive and may be provided funding by subsequent private or public financings.

C.  REASONS FOR ENGAGING IN THIS TRANSACTION

    We have no business operations. As a result, our shareholders suffer from a low trading volume and trading price of their securities. It has been our plan, since the inception of new management of PageActive, to acquire an operating company in an attempt to create underlying value for our stock.

D.  VOTE REQUIRED FOR APPROVAL OF TRANSACTION

    Nevada Revised Statutes ("NRS") Ann. Section 78.565 provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best interests of the corporation when authorized by a vote of the holders of a majority of the stock. Section 78.320 of the NRS permits stockholders to approve such an action by written consent without the necessity of a shareholders meeting.

E.  EDERAL TAX CONSEQUENCES OF THE TRANSACTION

    IRC sections 354 and 368 state that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of Sitestar as a wholly-owned subsidiary is considered to be a reverse acquisition in which Sitestar will acquire control of PageActive. The shares issued by PageActive to be distributed to Sitestar will be equivalent voting shares. The POR appears to satisfy these IRC sections.

III.  THE PLAN OF REORGANIZATION

A.  BACKGROUND OF THE OFFER AND THE PLAN OF REORGANIZATION

    Sitestar Applied Technologies, Inc. is a wholly owned subsidiary of Sitestar Corporation (OTCBB: SYTE). Sitestar Corporation is a publicly held investment company that acquires and invests in emerging technology-based enterprises. Its primary focus is the acquisition of small independent Internet service providers in the rural and secondary markets of the mid-Atlantic region of the United States. Sitestar Corporation's wholly owned subsidiaries provide narrow and broadband Internet access, electronic infrastructure development, Web hosting and design services and other technology-related solutions to residential and business users. Sitestar Corporation's primary objective is to create a mix of technology-based operating companies and technology-related portfolio investments to create a broad and diverse set of core products and services that will complement and enhance the value of its existing product and service offerings.

    Sitestar Applied Technologies, Inc. is a creator of online and Internet businesses providing Internet design consulting and Internet-based solutions to small to medium sized companies and startup businesses. Sitestar Applied Technologies helps its clients define Internet strategies to improve their competitive position and design, architect, develop, and implement solutions to execute those strategies. These solutions focus on complex business-to-consumer and business-to-business electronic commerce, customer relationship management, supply chain optimization, electronic markets and sales force automation.

    Sitestar Applied Technologies has the ability to deliver high quality solutions, primarily on a fixed-price, fixed-timeframe basis, through a rapid, effective and integrated process. Its services include e-commerce business strategy development; creative design; and technology development and systems integration.

    Sitestar Corporation desires to spin-off Sitestar Applied Technologies into a separate, independent public company focused on content development.

    Sitestar Corporation's management, after doing an examination and review of PageActive, believed that PageActive could acquire Sitestar Applied Technologies in a reverse acquisition transaction and fulfill their stated desire to spin-off Sitestar Applied Technologies into an independent public company. It was determined by the management of Sitestar that in order to meet their business goals, it would be beneficial to them to expedite a transaction with PageActive.

    Our counsel, having conducted extensive due diligence, was able to give us the appropriate information on which to base our decision to propose a transaction whereby we would acquire 100% of the shares of Sitestar for the issuance of new shares of our common stock. A letter of intent was executed between the Parties on May 8, 2001. This letter of intent was subject to the continuation of mutually satisfactory due diligence examinations.

    Our general legal counsel was then requested to prepare a Plan of Reorganization and Acquisition ("POR"). That POR was entered into on June 1, 2001. Our majority shareholders, having approximately 53% of the outstanding shares, agreed to approve this transaction by written consent as permitted by the NRS. A copy of the POR is attached as Annex "A."

B.  PARTIES TO THE AGREEMENT AND PLAN OF REORGANIZATION

  1.
  EXECUTIVE OFFICES OF PARTIES

    PageActive's executive offices are at 318 N. Carson Street, Suite 208, Carson City, Nevada 89701, telephone: (954) 474-8177, and fax: (954) 474-8577.

    Sitestar's executive offices are located at 16133 Ventura Boulevard, Suite 635, Encino, California 91436, telephone: (818) 981-4519, and fax: (818) 981-2658.

  2.
  ABOUT PAGEACTIVE'S BUSINESS

    PageActive Holdings, Inc., known as PageActive, is a public company whose stock is quoted on the over-the-counter Pink Sheets under the symbol "PAHI." PageActive is a Nevada corporation formed on December 18, 1992. PageActive was originally incorporated as The Flintlock Company. Later it was necessary to change its name to The Old American Flintlock Company when it was reinstated on January 9, 1996. Then, on February 12, 1998, the name was changed to American Flintlock Company. The latest change occurred on May 18, 1999, when the name was changed to PageActive Holdings, Inc. in anticipation of its new business plan as discussed herein. PageActive has been in the developmental stage since inception and has no operating history other than organizational matters.

    Our business activities classify us as a "blank check" company. Many states have enacted statutes, rules, and regulations limiting the sale of securities of "blank check" companies in their respective jurisdictions. Our plan is to seek, investigate, and if such investigation warrants, acquire an interest in one or more business opportunities desiring the perceived advantages of a publicly held corporation. We will not restrict our search to any specific business, industry, or geographical location, and may participate in business ventures of virtually any kind or nature. We may seek a combination with a company which only recently commenced operations, or a developing company in need of additional funds to expand into new products or markets or seeking to develop a new product or service, or an established business which may be experiencing financial or operating difficulties and needs additional capital which is perceived to be easier to raise by a public company. In some instances, a business opportunity may involve acquiring or merging with a corporation which does not need substantial additional cash but which desires to establish a public trading market for its common stock. We may purchase assets and establish wholly-owned subsidiaries in various businesses or purchase existing businesses as subsidiaries.

    Selecting a business opportunity is complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries, and shortages of available capital, management believes that there are numerous companies seeking the benefits of a publicly-traded corporation. Such perceived benefits of a publicly traded corporation may include facilitating or improving the terms on which additional equity financing may be sought, providing liquidity for the principals of a business, creating a means for providing incentive stock options or similar benefits to key employees, providing liquidity (subject to restrictions of applicable statutes) for all shareholders, and other items. Potentially available business opportunities may occur in many different industries and at various stages of development, all of which make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex.

    We have insufficient capital with which to provide the owners of businesses significant cash or other assets. Management believes we will offer owners of businesses the opportunity to acquire a controlling ownership interest in a public company at substantially less cost than is required to conduct an initial public offering. The owners of the businesses will, however, incur significant post-merger or acquisition registration costs in the event they wish to register a portion of their shares for subsequent sale. We will also incur significant legal and accounting costs in connection with the acquisition of a business opportunity, including the costs of preparing financial statements, agreements, and related reports and documents. Nevertheless, our officers and directors have not conducted market research and are not aware of statistical data which would support the perceived benefits of a merger or acquisition transaction for the owners of a businesses. We do not intend to make any loans to any prospective merger or acquisition candidates or to unaffiliated third parties.

    We seek potential business opportunities from all known sources, but rely principally on personal contacts of its officers and directors as well as indirect associations between them and other business and professional people. It is not presently anticipated that we will engage professional firms specializing in business acquisitions or reorganizations.

    The analysis of new business opportunities is performed by or under the supervision of our officers and directors. Our management intends to concentrate on identifying prospective business opportunities which may be brought to their attention through present associations with management. In analyzing prospective business opportunities, management considers, among other factors, such matters as the opportunity's:

  1.
  available technical, financial and managerial resources;

  2.
  working capital and other financial requirements;

  3.
  history of operation, if any;

  4.
  prospects for the future;

  5.
  present and expected competition;

  6.
  quality and experience of management services which may be available and the depth of that management;

  7.
  potential for further research, development or exploration;

  8.
  specific risk factors not now foreseeable but which then may be anticipated to impact the proposed activities of the company;

  9.
  the potential for growth or expansion;

  10.
  potential for profit;

  11.
  perceived public recognition or acceptance of products, services or trades; and

  12.
  name identification and/or branding.

    Our management meets personally with management and key personnel of the business opportunity as part of their investigation. To the extent possible, we utilize written reports and personal investigation to evaluate the above factors.

    Opportunities in which we may participate present certain risks, many of which cannot be identified adequately prior to selecting a specific opportunity. Our shareholders must, therefore, depend on our management to identify and evaluate such risks. An opportunity may have been unable to develop a going concern or may present a business in its development stage (in that it has not generated significant revenues from its principal business activities prior to PageActive's participation). Even after our participation, there is a risk that the combined enterprise may not become a going concern or advance beyond the development stage. Other opportunities may involve new and untested products, processes, or market strategies which may not succeed. Such risks will be assumed by us and, therefore, our shareholders.

    The investigation of specific business opportunities and the negotiation, drafting, and execution of relevant agreements, disclosure documents, and other instruments will require substantial management time and attention as well as substantial costs for accountants, attorneys, and others. If a decision is made not to participate in a specific business opportunity, the costs incurred in the related investigation are not recoverable. Furthermore, even if an agreement is reached for the participation in a specific business opportunity, the failure to consummate that transaction may result in the loss by us of the related costs incurred.

    There is the additional risk that we will not find a suitable target. Our management does not believe we will generate revenue without finding and completing a transaction with a suitable target company. If no such target is found, therefore, no return on an investment in PageActive will be realized, and there will not, most likely, be an active market for our stock.

    In implementing a structure for a particular business acquisition, we may become a party to a merger, consolidation, reorganization, joint venture, franchise, or licensing agreement with another corporation or entity. We may also purchase stock or assets of an existing business. Once a transaction is complete, it is possible that our present management and shareholders will not be in control of PageActive. In addition, a majority or all of our officers and directors may, as part of the terms of the transaction, resign and be replaced by new officers and directors without a vote of our shareholders.

    It is anticipated that securities issued in any such reorganization would be issued in reliance on exemptions from registration under applicable federal and state securities laws. In some circumstances, however, as a negotiated element of this transaction, we may agree to register such securities either at the time the transaction is consummated, under certain conditions, or at specified time thereafter. The issuance of substantial additional securities and their potential sale into any trading market which may develop in our Common Stock may have a depressive effect on such market.

    While the actual terms of a transaction to which we may be a party cannot be predicted, it may be expected that the parties to the business transaction will find it desirable to avoid the creation of a taxable event and thereby structure the acquisition in a so called "tax free" reorganization under Sections 368(a)(1) or 351 of the IRC. In order to obtain tax free treatment under the IRC, it may be necessary for the owners of the acquired business to own 80% or more of the voting stock of the surviving entity. In such event, our shareholders would retain less than 20% of the issued and outstanding shares of the surviving entity, which could result in significant dilution in the equity of such shareholders.

    The manner in which we participate in an opportunity with a target company will depend on the nature of the opportunity, the respective needs and desires of the opportunity and other parties, the management of the opportunity, and the relative negotiating strength of PageActive and the opportunity's management.

    With respect to any mergers or acquisitions, negotiations with target company management will be expected to focus on the percentage of PageActive which the target company's shareholders would acquire in exchange for their shareholdings in the target company. Depending upon, among other things, the target company's assets and liabilities, our shareholders will, in all likelihood, hold a lesser percentage ownership interest in PageActive following any merger or acquisition. The percentage ownership may be subject to significant reduction in the event we acquire a target company with substantial assets. Any merger or acquisition we effect can be expected to have a significant dilutive effect on the percentage of shares held by our then shareholders.

    Current information about PageActive, including financial statements, can be found in our Annual Report filed on Form 10-KSB for the year ending December 31, 2000 which is enclosed herewith and being mailed to all shareholders and our quarterly report for the period ending March 31, 2001 filed on Form 10-QSB. These reports, as well as additional information on PageActive can be found in its public filings that can be accessed electronically through the use of the Securities and Exchange Commission's ("SEC") EDGAR database at http://www.sec.gov, as well as from commercial websites providing SEC filings and by such other means from the offices of the SEC as detailed herein with respect to PageActive's public filings.

  3.
  ABOUT SITESTAR'S BUSINESS

    Sitestar Corporation is a diversified Internet holding company that participates, through its wholly owned web-based subsidiaries, in emerging segments of the Internet such as e-commerce (shopping), value-added content, ISP and Portal/Community. It was formed in Nevada on December 17, 1992 and is publicly traded on the over-the-counter bulletin board system under the symbol "SYTE."

    To sustain its growth, Sitestar Corporation acquires and invests in emerging Internet-related enterprises to create a broad and diverse set of core Internet businesses that deliver a variety of online solutions.

    In addition to developing and integrating Internet-based technologies, Sitestar Corporation's primary objective is to maximize shareholder value by creating a healthy mix of Internet operating companies and Internet-related portfolio investments that will enhance the value of its core holdings.

    Sitestar Corporation's mission is to develop its operating subsidiaries and future investment in other internet enterprises into highly focused and successful stand alone internet businesses. Sitestar Corporation intends to achieve a fast-track development process by tapping the services, support, and knowledge of individuals and organizations that have extensive experience in developing internet concepts and technologies

    Sitestar Applied Technologies is a private Nevada corporation formed on October 12, 2000, and is a wholly owned subsidiary of Sitestar Corporation. Sitestar is a creator of online and Internet businesses providing Internet design consulting and Internet-based solutions to small to medium sized companies and startup businesses. Sitestar helps its clients define Internet strategies to improve their competitive position and design, architect, develop, and implement solutions to execute those strategies. These solutions focus on complex business-to-consumer and business-to-business electronic commerce, customer relationship management, supply chain optimization, electronic markets and sales force automation.

    Sitestar has the ability to deliver high quality solutions, primarily on a fixed-price, fixed-timeframe basis, through a rapid, effective and integrated process. Its services include e-commerce business strategy development; creative design; and technology development and systems integration.

C.  MERGERS, CONSOLIDATION, ACQUISITIONS AND SIMILAR MATTERS

    The Plan of Reorganization and Acquisition ("POR") between Sitestar and PageActive, attached hereto as Annex A, is the governing document for this transaction. To understand this transaction completely, the POR should be read in its entirety. A summary of the terms of the POR are set forth in Section E that follows.

D.  RECOMMENDATION AND REASONS OF THE PAGEACTIVE BOARD FOR ENGAGING IN THE TRANSACTION

    The Board has approved the adoption of the POR and recommended it for approval by a majority of the shareholders.

    As previously reported, we have no current business plan. Management has been actively seeking a business combination with an operating company such that the combination would offer the potential for PageActive to grow and develop a business and for its stock to have value for its shareholders. We believe that the acquisition of Sitestar offers such a potential.

E.  MATERIAL TERMS OF AGREEMENT AND PLAN OF REORGANIZATION—SUMMARY OF TRANSACTION

    The following is a summary of the key provisions of this transaction:

  •
  The Articles of Incorporation will be amended to increase the authorized shares of common stock to 300,000,000.

  •
  The Articles of Incorporation will be amended to change our corporate name to TriVantage Group, Inc.

  •
  We will issue 176,660,280 shares of our common stock to Sitestar such that Sitestar will own 90% of the total outstanding shares of PageActive.

  •
  Sitestar will issue 1,500 shares of their common stock to PageActive such that PageActive will own 100% of the total outstanding stock of Sitestar and Sitestar will be our wholly-owned subsidiary.

  •
  All current officers and directors of PageActive will resign and Frederick T. Manlunas, Clinton J. Sallee and Kevork Zoryan will be elected to the Board of Directors of PageActive.

  •
  Sitestar has agreed to pay the following fees for the transaction:

  •
  An investment banking fee equal to the amount of cash in the bank of PageActive on the date of closing of the transaction, payable to PageActive's investment banker, Winthrop Venture Management, Inc. Earl T. Shannon, President, Secretary, Treasurer, and a Director of our company, is the sole officer, director, and shareholder of Winthrop Venture Management, Inc.

  •
  A management bonus of $50,000 payable to PageActive management at closing, subject to required withholding of federal and state income taxes.

  •
  A consulting fee of a total of $100,000, payable over 15 months ($6,667 per month), for the services of Earl T. Shannon to act as a consultant to Sitestar to ease the transition and provide any services requested by management of Sitestar.

F.  REGULATORY APPROVALS REQUIRED

    No federal or state regulatory requirements must be complied with except for compliance with the Federal Proxy Rules of the Securities Exchange Act of 1934 (the "Exchange Act"). Approval must be obtained from the shareholders of PageActive that own a majority of the outstanding shares under Nevada law.

    Within no less than 15 days after the date of closing of this transaction, we must file a Current Report on Form 8-K announcing the closing of this transaction. Within no less than 60 days of the final day to file the Current Report on Form 8-K, we must file an amendment to that report providing financial statements for the reverse acquisition.

G.  FEDERAL TAX CONSEQUENCES OF THE TRANSACTION

    IRC sections 354 and 368 state that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of Sitestar as a wholly-owned subsidiary is considered to be a reverse acquisition in which PageActive will acquire control of Sitestar. The shares issued by PageActive to be distributed to Sitestar will be equivalent voting shares. The POR appears to satisfy these IRC sections.

    In addition to the formal requirements of the IRC, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are "Continuity of Interest" and "Continuity of Business Enterprise." The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. PageActive will preserve Sitestar's business and continue to use Sitestar's assets in the wholly-owned PageActive subsidiary.

    Sitestar will receive no other consideration than shares of PageActive stock. Based upon this assumption, the transaction should not be taxable to Sitestar. Any other transaction entered into between any of the shareholders or debtors of PageActive with Sitestar or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.

IV.  GENERAL INFORMATION

    This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

  1.
  To acquire all of the issued and outstanding shares of stock of Sitestar Applied Technologies, Inc. ("Sitestar"), as a wholly owned subsidiary in exchange for the issuance of 176,660,280 shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see Annex A of Information Statement).

  2.
  To amend our Articles of Incorporation to change our corporate name to TriVantage Group, Inc. or a substantially similar name.

  3.
  To amend our Articles of Incorporation to increase the authorized shares of common stock to 300,000,000.

  4.
  To elect Frederick T. Manlunas, Clinton J. Sallee and Kevork Zoryan to serve as our board of directors until our next annual meeting.

  5.
  To ratify the appointment and continuation of Stonefield Josephson, Inc. as our auditors.

A.  DATE, TIME AND PLACE INFORMATION

    There WILL NOT be a meeting of shareholders and none is required under the NRS when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

    This Information Statement is first being mailed on or about June 18, 2001 to the holders of common stock as of the Record Date, May 29, 2001. Under federal law, the record date was determined as the date that the first public announcement was made of the Plan of Reorganization and Acquisition.

    PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. PageActive is subject to the informational requirements of the Exchange Act, and in accordance therewith files annual and quarterly reports, proxy statements and other information with the SEC. Reports, proxy statements and other information filed by PageActive can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at commercial Internet sites that provide copies of SEC filings. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C.

20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting us at telephone: (954) 474-8177, or fax: (954) 474-8577.

    This acquisition of Sitestar is described in more detail under the section entitled "Annex A—Plan of Reorganization and Acquisition." If these conditions are satisfied, then under federal law this transfer will not be effective until at least 20 days after this Information Statement was mailed to you.

B.  DISSENTERS' RIGHTS

    Under the NRS, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as provided in this Information Statement.

C.  VOTING SECURITIES

    Our Articles of Incorporation authorize the issuance of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 19,128,920 are issued and outstanding as of the Record Date. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice. The shares are non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of common shares are entitled to one vote for each share on all matters to be voted on by the stockholders. The shares are fully paid, non-assessable, without pre-emptive rights, and do not carry cumulative voting rights. Holders of common shares are entitled to share ratably in dividends, if any, as may be declared by PageActive from time-to-time, from funds legally available. In the event of a liquidation, dissolution, or winding up of PageActive, the holders of shares of common stock are entitled to share on a pro-rata basis all assets remaining after payment in full of all liabilities.

    Our Articles of Incorporation also authorize the issuance of 10,000,000 shares of preferred stock, $0.001 par value per share, none of which have been issued. We currently have no plans to issue any preferred stock. PageActive's Board of Directors has the authority, without action by the shareholders, to issue all or any portion of the authorized but unissued preferred stock in one or more series and to determine the voting rights, preferences as to dividends and liquidation, conversion rights, and other rights of such series. The preferred stock, if and when issued, may carry rights superior to those of common stock; however no preferred stock may be issued with rights equal or senior to the preferred stock without the consent of a majority of the holders of then-outstanding preferred stock.

    NRS Section 78.320 permits stockholders to approve actions by written consent without the necessity of a shareholders meeting. A majority of our shareholders, owning approximately 53% of the outstanding shares, has approved, by written consent, the actions in connection with the POR.

D.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of our Common Stock as of the date of this Information Statement by: (i) each stockholder known by us to be the beneficial owner of more than five percent of the outstanding Common Stock, (ii) each of our officers and directors; and (iii) all of our directors and officers as a group.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percent of class
Common	Earl T. Shannon P.O. Box 7650 Ft. Lauderdale, FL 33338-7650	1,000,000[1]	5.0%
Common	Ronald W. Tupper P.O. Box 11587 Bainbridge Island, WA 98110	500,000[2]	2.5%
Common	Matthew Gilbert 110 NE 16th Terrace Ft. Lauderdale, FL 33301	500,000[3]	2.5%
Common	All officers and directors as a group (3 people)	2,000,000	10.0%
Common	Bekam Investments Ltd. 9461 Charleville Boulevard Suite 615 Beverly Hills, CA 90212	8,378,920	43.8%

1
Includes 500,000 options to purchase shares of common stock of PageActive exercisable at $0.15 per share until October 27, 2005.

2
Consisting of 500,000 options to purchase shares of common stock of PageActive exercisable at $0.15 per share until October 27, 2005.

3
Consisting of 500,000 options to purchase shares of common stock of PageActive exercisable at $0.15 per share until October 27, 2005.

E.  SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than ten percent of the our common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during our 2000 fiscal year, all such filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with.

F.  DIRECTORS AND EXECUTIVE OFFICERS

  1.
  BIOGRAPHICAL INFORMATION

    Following is biographical information on our current directors and executive officers:

Name/Address	Age	Position
Earl T. Shannon P.O. Box 7650 Ft. Lauderdale, FL 33338-7650	33	President/Secretary/Treasurer/Director
Ronald W. Tupper P.O. Box 11587, Bainbridge Island, WA 98110	68	Director
Matthew Gilbert 110 NE 16th Terrace Ft. Lauderdale, FL 33301	30	Director

    Earl T. Shannon; President/Secretary/Treasurer/Director.  Earl T. Shannon has been Officer and Director of PageActive since June 8, 1999. From January 1997 and continuing through the present, Mr. Shannon has been the President of Winthrop Venture Management, Inc., an investment management company based in Fort Lauderdale, Florida. Winthrop Venture Management, Inc. is also the General Partner of the Winthrop Venture Fund, Ltd., a private investment fund. From November 1988 and continuing through the present, Mr. Shannon is President of Esha, Inc.

    Ronald W. Tupper; Director.  Ronald W. Tupper has been a Director of PageActive since June 8, 1999. Mr. Tupper has been retired for at least the past five years, in which he devotes his time to investing. Prior to his retirement, Mr. Tupper has been an investor with a background of experience in a variety of areas including plastics manufacturing, the music licensing business, retail clothing, and banking. He was also involved in several federal anti-poverty programs including the establishing of Head Start programs on Indian reservations. After receiving his Ph.D. in educational psychology he worked with children with disabilities in the public schools and later went into private practice specializing in child and family problems.

    Matthew Gilbert; Director.  Matthew Gilbert has been a Director of PageActive since June 8, 1999. From May 1999 and continuing through the present, Mr. Gilbert has been the Chairman and CEO of Broadbandit, Inc., an Internet marketing communications firm based in Ft. Lauderdale, Florida. In December 1997, he was hired to build the interactive media arm of Young & Rubicam in Asia, as Founder, Vice-President and Regional Director of Brand Dialogue, based in Singapore. In February 1997, he joined Wit Capital, a start-up company seeking to "level the investment playing field" by partnering with large investment banks to offer IPO shares to the public, where he helped set up and market the world's "first full-service investment bank and brokerage on the internet." From

1994 through 1996, he was Vice-President for DMB&B Inc., a national interactive company which produces multimedia marketing assignments.

    Following is biographical information on the proposed new directors and executive officers of PageActive to become effective upon the closing of the reverse acquisition:

Name/Address	Age	Position
Clinton J. Sallee 16133 Ventura Boulevard, Suite 635 Encino, CA 91436	29	President/CEO/Director
Frederick T. Manlunas 16133 Ventura Boulevard, Suite 635 Encino, CA 91436	33	Executive Chairman/Director
Kevin Pickard 16133 Ventura Boulevard, Suite 635 Encino, CA 91436	37	Secretary/Treasurer
Kevork Zoryan 16133 Ventura Boulevard, Suite 635 Encino, CA 91436	28	Director

    Clinton J. Sallee; President/CEO/Director.  Clinton J. Sallee has been President, CEO, and a Director of Sitestar since inception in October 2000. He has also been a Director of Sitestar Corporation since May 1999 and has served as the Sitestar Corporation's President and Chief Executive Officer since July 1999. In 1996, Mr. Sallee founded Sallee Zoryan, a concept development firm, where he served as President since inception. Prior to founding Sallee Zoryan, Mr. Sallee was an Associate with W.E. Myers & Company, a boutique investment bank, specializing in industry consolidations. Mr. Sallee earned a Bachelor of Science degree in Business Administration from the Marshall School of Business at the University of Southern California in 1994.

    Frederick T. Manlunas; Executive Chairman/Director.  Frederick T. Manlunas has been Executive Chairman and a Director of Sitestar since inception in October 2000. He has also been a Director of Sitestar Corporation since October 1998 and has served as its Chairman of the Board since July 1999. Mr. Manlunas has managed Gateway Holdings, Inc., a private equity fund based in Los Angeles since 1995. Prior to founding Gateway, Mr. Manlunas was an Associate with Arthur Andersen LLP's Retail Management Consulting division from 1991 to 1995. Mr. Manlunas also serves as Director for MenuDirect, Inc., a Delaware corporation, Global Sourcing Group, a Delaware corporation, and Xcel Medical Pharmacy, a California corporation. Mr. Manlunas received a Bachelor of Science degree in Journalism from Florida International University and he earned a Masters of Business Administration degree from Pepperdine University.

    Kevin Pickard; Secretary and Treasurer.  Kevin Pickard has been Secretary and Treasurer of Sitestar since inception in October 2000. Mr. Pickard is the owner of Pickard & Company, CPA's, P.C. Previously, he was a Partner with Singer Lewak Greenbaum & Goldstein, LLP and he spent over nine years with Coopers & Lybrand, L.L.P., (currently PricewaterhouseCoopers, LLP). Mr. Pickard earned a BS in Accounting and Master of Accountancy from Brigham Young University.

    Kevork A. Zoryan; Director.  Kevork A. Zoryan has been a Director of Sitestar since inception in October 2000. He has also been a Director of Sitestar Corporation since July 1999. From March 1997 through July 1999, Mr. Zoryan served on the acquisition team of the Morgan Stanley Real Estate Fund, a leading international private equity real estate investment fund. From March 1995 to May 1996, Mr. Zoryan served as an analyst of the JE Robert Companies, and from June 1993 to February 1995, as a staff analyst with Ernst & Young. Mr. Zoryan co-founded Sallee Zoryan, a concept development firm in 1996, and currently serves as its Partner. Mr. Zoryan earned a BS in Business Administration from the Marshall School of Business at the University of Southern California in 1994. He currently attends the Harvard Business School as a member of the MBA Class of 2001.

  2.
  INFORMATION CONCERNING THE BOARD OF DIRECTORS AND COMMITTEES

    The members of our Board of Directors serve until the next annual meeting of the stockholders, or until their successors have been elected. The officers serve at the pleasure of the Board of Directors.

    There are no agreements for any officer or director to resign at the request of any other person, and none of the officers or directors named below are acting on behalf of, or at the direction of, any other person.

G.  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

    We have entered into an Employment Agreement with Mr. Earl T. Shannon as our President, Secretary, and Treasurer. Mr. Shannon is our only officer and only employee. Pursuant to the terms of the Employment Agreement, we pay Mr. Shannon a yearly salary, as noted in the table below, and granted him a stock option right to purchase up to 500,000 shares of our common stock for $0.01 per share which was exercised. Mr. Shannon is to devote a reasonable amount of his time and attention to our business.

Summary Compensation Table

	Annual Compensation							Long Term Compensation
								Awards			Payouts
Name and Principal Position	Year	Salary ($)		Bonus ($)		Other annual compensation ($)		Restricted stock award(s) ($)		Securities Underlying Options/SARs (#)	LTIP payouts ($)		All other compensation ($)
Earl T. Shannon, President, Secretary, Treasurer, Director	2000 1999	$ $	60,000[4] 60,000	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	500,000 500,000	$ $	-0- -0-	$ $	-0- -0-
Ronald W. Tupper, Director	2000 1999	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	$500,000 -0-	$ $	-0- -0-	$ $	-0- -0-
Matthew Gilbert, Director	2000 1999	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	$ $	-0- -0-	$500,000 -0-	$ $	-0- -0-	$ $	-0- -0-

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Under the terms of the Employment Agreement, PageActive is obligated to pay Mr. Earl T. Shannon a reasonable monthly automobile allowance as well as paying for the reasonable costs of medical insurance coverage on behalf of Mr. Shannon.

Option/SAR Grants in Last Fiscal Year
Individual Grants

Name	Number of Securities Underlying Options/SARs granted (#)	Percent of total options/SARs granted to employees in fiscal year	Exercise or basic price ($/Sh)	Expiration date
Earl T. Shannon, President, Secretary, Treasurer, Director	500,000	33.33%	$0.15/Sh	10/27/05
Ronald W. Tupper, Director	500,000	33.33%	$0.15/Sh	10/27/05
Matthew Gilbert, Director	500,000	33.33%	$0.15/Sh	10/27/05

H.  AMENDMENTS OF CHARTER, BYLAWS OR OTHER DOCUMENTS

    By majority shareholder consent, proposals numbered 2 and 3 have been approved such that our Articles of Incorporation will be amended to change our corporate name to TriVantage Group, Inc. and to increase our authorized number of shares of common stock to 300,000,000 upon effectuation of the POR.

SIGNATURES

By Order of the Board of Directors of

PAGEACTIVE HOLDINGS, INC.

June 1, 2001

/s/ Earl T. Shannon

Earl T. Shannon,
President, Secretary, Treasurer, Director

V. EXHIBIT INDEX

    Page No.

    Annex A. Plan of Reorganization and Acquisition

ANNEX A

PLAN OF REORGANIZATION AND ACQUISITION

PLAN OF REORGANIZATION AND ACQUISITION
BY WHICH
PAGEACTIVE HOLDINGS, INC.
(A NEVADA CORPORATION)
SHALL ACQUIRE
SITESTAR APPLIED TECHNOLOGIES, INC.
(A NEVADA CORPORATION)
FROM SITESTAR CORPORATION
(A NEVADA CORPORATION)

    This PLAN OF REORGANIZATION AND ACQUISITION ("Agreement") is made and dated this 1st day of June, 2001 by and between the above referenced corporations, and shall become effective on "the Closing Date" as defined herein.

I.  THE INTERESTED PARTIES

A.  THE PARTIES TO THIS AGREEMENT

  1.
  PageActive, Holdings, Inc., a Nevada corporation ("PageActive").

  2.
  Sitestar Applied Technologies, Inc., a Nevada corporation ("Sitestar").

  3.
  Sitestar Corporation, a Nevada corporation, owner of 100% of the outstanding stock of Sitestar ("Shareholder").

  4.
  PageActive, Sitestar, and the Shareholder may be referred to collectively herein as the "Parties."

II.  RECITALS

A.  THE CAPITAL OF PAGEACTIVE AND SITESTAR

    1.  The capital of PageActive consists of 50,000,000 shares of common stock, $0.001 par value, authorized, of which 19,129,920 are issued and outstanding as of the date of this Agreement, and 10,000,000 shares of preferred stock, $.001 par value, authorized, of which none are issued and outstanding as of the date of this Agreement.

    2.  The capital of Sitestar consists of 1,500 shares of common stock, no par value, authorized, of which all 1,500 shares are issued to Sitestar Corporation, a Nevada corporation.

B.  THE BACKGROUND FOR THE ACQUISITION

    PageActive desires to acquire Sitestar and the directors and shareholders of Sitestar wish to be acquired by a public company.

III.  CONDITIONS PRECEDENT TO REORGANIZATION

A.  DIRECTOR APPROVAL

    The Board of Directors of the Parties respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by PageActive of Sitestar, in accordance with IRS Section 354(a) and 368(a).

B.  SHAREHOLDER APPROVAL

    The shareholders of the Parties shall have approved the acquisition and this Agreement and each shall have been approved and adopted by the Board of Directors of the Parties in a manner consistent with the laws of its respective jurisdiction and its respective constituent documents.

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C.  EFFECTIVE DATE

    This Plan of Reorganization and Acquisition shall become effective on a date designated hereinafter as the "Closing Date"; provided that the following conditions precedent shall have been met, or waived in writing by the Parties:

    1.  On or prior to the Closing, PageActive shall have increased its authorized capital to 300,000,000 common shares.

    2.  Each Party shall have furnished to the other Party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If any Party determines that there is a reason not to complete this Plan of Reorganization and Acquisition as a result of their due diligence examination, then they must give written notice to the other Parties prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on a date determined by the Parties, which shall be no later than sixty days after the Closing Date.

    3.  This Plan of Reorganization and Acquisition shall have been approved by the holders of more than one-half of the common shares of the Parties.

    4.  The rights of all dissenting shareholders, if any, of each Party shall have been satisfied and the Board of Directors of each Party shall have determined to proceed with this Plan of Reorganization and Acquisition.

    5.  All of the terms, covenants and conditions of this Plan of Reorganization and Acquisition to be complied with or performed by each Party for Closing shall have been complied with, performed or waived in writing.

    6.  The representations and warranties of the Parties, contained in this Plan of Reorganization and Acquisition, as herein contemplated, except as amended, altered or waived by the Parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each Party shall provide the other with a corporate certificate, of a director of each Party, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such Party are true and correct as of that date. The form and substance of each Party's certification shall be in form reasonably satisfactory to the other.

D.  TERMINATION

    This Plan of Reorganization and Acquisition may be terminated at any time prior to the Closing Date, whether before or after approval by the shareholders of the Parties: (i) by mutual consent of the Parties; or (ii) by any Party if any other Party is unable to meet the specific conditions precedent applicable to its performance within a reasonable time. In the event that termination of this Plan of Reorganization and Acquisition occurs, as provided above, this Plan of Reorganization and Acquisition shall forthwith become void and there shall be no liability on the part of any Party or its respective officers and directors.

IV.  PLAN OF ACQUISITION

A.  REORGANIZATION AND ACQUISITION

    PageActive and Sitestar are hereby reorganized, such that PageActive shall acquire all the capital stock of Sitestar with all of its current assets, liabilities and businesses, and Sitestar shall become a wholly owned subsidiary of PageActive Holdings, Inc. PageActive Holdings, Inc. shall change its corporate name to TriVantage Group, Inc. or a substantially similar name and shall increase the number of authorized shares of common stock to 300,000,000.

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B.  SURVIVING CORPORATION

    Both PageActive and Sitestar shall survive the Reorganization herein contemplated and shall continue to be governed by the laws of their respective jurisdiction. The resulting parent corporation is the entity responsible for the rights of dissenting shareholders.

C.  SURVIVING ARTICLES OF INCORPORATION

    The Articles of Incorporation of both PageActive and Sitestar shall remain in full force and effect, unchanged.

D.  SURVIVING BYLAWS

    The Bylaws of both PageActive and Sitestar shall remain in full force and effect, unchanged.

E.  ISSUANCE OF STOCK

    At Closing, PageActive shall issue and deliver the appropriate number of stock certificates to Sitestar representing a total of 176,660,280 newly issued shares of its common stock.

    Also at the Closing, Sitestar shall issue and deliver a stock certificate to PageActive representing a total of 100% of the issued and outstanding capital stock of Sitestar.

F.  OTHER CONDITIONS OF ACQUISITIONS

    1.  Sitestar shall own all of the assets it currently owns except as may be sold or transferred in the ordinary course of business;

    2.  Employment agreements will be in place for all key employees of Sitestar;

    3.  Subject to the Closing of the transaction, the present directors of PageActive shall resign and the following nominees of Sitestar shall be elected to serve in their stead: Frederick T. Manlunas, Clinton J. Sallee and Kevork Zoryan; and

    4.  Sitestar shall pay the following transaction fees:

    a.
    An investment banking fee equal to the amount of cash in the bank of PageActive on the date of closing of the transaction, payable to PageActive's investment banker, Winthrop Venture Management, Inc. Earl T. Shannon, President, Secretary, Treasurer, and a Director of our company, is the sole officer, director, and shareholder of Winthrop Venture Management, Inc.

    b.
    A management bonus of $50,000 payable to PageActive management at closing, subject to required withholding of federal and state income taxes.

    c.
    A consulting fee of a total of $100,000, payable over 15 months ($6,667 per month), for the services of Earl T. Shannon to act as a consultant to Sitestar Corporation and Sitestar to ease the transition and provide any services requested by management of Sitestar.

G.  FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING

    The Directors of each Party shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and all Parties covenant hereby to deal fairly and in good faith with each other and each others shareholders.

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V.  GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES

    The purpose and general import of the Mutual Representations and Warranties are that each Party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct.

A.  ORGANIZATION AND QUALIFICATION

    Each Party warrants and represents that it is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

B.  CORPORATE AUTHORITY

    Each Party warrants and represents that it has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

C.  OWNERSHIP OF ASSETS AND PROPERTY

    Each Party warrants and represents that it has lawful title and ownership of its property as reported to the other, and as disclosed in its financial statements.

D.  ABSENCE OF CERTAIN CHANGES OR EVENTS

    Each Party warrants and represents that there are no material changes of circumstances or events which have not been fully disclosed to the other Party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable.

E.  ABSENCE OF UNDISCLOSED LIABILITIES

    Each Party warrants and represents specifically that it has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

F.  LEGAL PROCEEDINGS

    Each Party warrants and represents that there are no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

G.  NO BREACH OF OTHER AGREEMENTS

    Each Party warrants and represents that this Agreement, and the faithful performance of this Agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

H.  CAPITAL STOCK

    Each Party warrants and represents that the issued and outstanding shares and all shares of capital stock of each Party, is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such Party, except as has been disclosed to the other Party.

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I.  BROKERS' OR FINDER'S FEES

    Other than as described herein, each Party warrants and represents that it is aware of no claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either Party.

VI.  INDEMNIFICATION

    Sitestar and the Shareholder shall, and from and after the Closing Date, indemnify, defend and hold harmless each person who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing Date, an officer or director of PageActive (the "Indemnified Parties") against all losses, claims, damages, costs, expenses (including reasonable attorneys' fees and expenses), liabilities or judgments or amounts that are paid in settlement with the approval of the indemnifying party of or in connection with any threatened or actual claim, action, suit, proceeding or investigation based on or arising out of the fact that such person is or was a director or officer of PageActive whether pertaining to any matter existing or occurring at or prior to the Closing Date and whether asserted or claimed prior to, or at or after, the Closing Date ("Indemnified Liabilities"), including all Indemnified Liabilities based on, or arising out of, or pertaining to this Agreement or the transactions contemplated hereby, in each case, to the full extent a corporation is permitted under the NRS to indemnify directors or officers.

    Without limiting the foregoing, in the event any such claim, action, suit, proceeding or investigation is brought against any Indemnified Parties (whether arising before or after the Closing Date), (i) the Indemnified Parties may retain counsel satisfactory to them and Sitestar and the Shareholder shall pay all fees and expenses of such counsel for the Indemnified Parties promptly as statements therefore are received; and (ii) Sitestar and the Shareholder shall use all reasonable efforts to assist in the vigorous defense of any such matter, provided that Sitestar and the Shareholder shall not be liable for any settlement effected without its prior written consent. Any Indemnified Party wishing to claim indemnification under this section, upon learning of any such claim, action, suit, proceeding or investigation, shall notify Sitestar and the Shareholder (but the failure so to notify shall not relieve a party from any liability which it may have under this section except to the extent such failure prejudices such party), and shall deliver to Sitestar and the Shareholder the undertaking contemplated by the applicable sections of the NRS. The Indemnified Parties as a group may retain only one law firm to represent them with respect to each such matter unless there is, under applicable standards of professional conduct, a conflict on any significant issue between the positions of any two or more Indemnified Parties. PageActive and Sitestar and the Shareholder agree that all rights to indemnification, including provisions relating to advances of expenses incurred in defense of any action or suit, existing in favor of the Indemnified Parties with respect to matters occurring through the Closing Date, shall survive the reverse acquisition and shall continue in full force and effect for a period of not less than seven years from the Closing Date; provided, however, that all rights to indemnification in respect of any Indemnified Liabilities asserted or made within such period shall continue until the disposition of such Indemnified Liabilities.

    The provisions of this section are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her personal representatives and shall be binding upon all successors and assigns of Sitestar and the Shareholder.

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VII. DEFAULT, AMENDMENT AND WAIVER

A.  DEFAULT

    Upon a breach or default under this Agreement by any of the Parties (following the cure period provided herein), the non-defaulting party shall have all rights and remedies given hereunder or now or hereafter existing at law or in equity or by statute or otherwise. Notwithstanding the foregoing, in the event of a breach or default by any Party hereto in the observance or in the timely performance of any of its obligations hereunder which is not waived by the non-defaulting Party, such defaulting Party shall have the right to cure such default within 15 days after receipt of notice in writing of such breach or default.

B.  WAIVER AND AMENDMENT

    Any term, provision, covenant, representation, warranty, or condition of this Agreement may be waived, but only by a written instrument signed by the Party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party's right at a later time to enforce the same. No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition or of the breach of any other term, provision, covenant, representation, or warranty. No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all Parties hereto.

VIII.  MISCELLANEOUS

A.  EXPENSES

    Whether or not the transactions contemplated hereby are consummated, each of the Parties hereto shall bear all taxes of any nature (including, without limitation, income, franchise, transfer, and sales taxes) and all fees and expenses relating to or arising from its compliance with the various provisions of this Agreement and such Party's covenants to be performed hereunder, and except as otherwise specifically provided for herein, each of the Parties hereto agrees to pay all of its own expenses (including, without limitation, attorneys and accountants' fees, and printing expenses) incurred in connection with this Agreement, the transactions contemplated hereby, the negotiations leading to the same and the preparations made for carrying the same into effect, and all such taxes, fees, and expenses of the Parties hereto shall be paid prior to Closing.

B.  NOTICES

    Any notice, request, instruction, or other document required by the terms of this Agreement, or deemed by any of the Parties hereto to be desirable, to be given to any other party hereto shall be in

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writing and shall be given by facsimile, personal delivery, overnight delivery, or mailed by registered or certified mail, postage prepaid, with return receipt requested, to the following addresses:

TO PAGEACTIVE:	PageActive Holdings, Inc. Attn: Earl T. Shannon, President 318 N. Carson Street, Suite 208 Carson City, NV 89701 Telephone: (954) 474-8177 Fax: (954) 474-8577.
WITH COPY TO:	Senn Palumbo Meulemans, LLP Attn: Lynne Bolduc, Esq. 18301 Von Karman Avenue, Suite 850 Irvine, CA 92612 Telephone: (949) 442-0300 Fax: (949) 251-1331
TO SITESTAR AND/OR THE SHAREHOLDER:
Sitestar Applied Technologies, Inc. and/or
Sitestar Corporation
Attn: Frederick T. Manlunas, Executive Chairman
16133 Ventura Boulevard, Suite 635
Encino, CA 91436
Telephone: (818) 981-4519
Fax: (818) 981-2658

    The persons and addresses set forth above may be changed from time to time by a notice sent as aforesaid. If notice is given by facsimile, personal delivery, or overnight delivery in accordance with the provisions of this Section, said notice shall be conclusively deemed given at the time of such delivery. If notice is given by mail in accordance with the provisions of this Section, such notice shall be conclusively deemed given seven days after deposit thereof in the United States mail.

C.  ENTIRE AGREEMENT

    This Agreement, together with any schedules and exhibits hereto, sets forth the entire agreement and understanding of the Parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant, or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement, or in the schedules or exhibits hereto or the written statements, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant, or condition not so set forth.

D.  SURVIVIAL OF REPRESENTATIONS

    All statements of fact (including financial statements) contained in the schedules, the exhibits, the certificates, or any other instrument delivered by or on behalf of the Parties hereto, or in connection with the transactions contemplated hereby, shall be deemed representations and warranties by the respective Party hereunder. All representations, warranties, agreements, and covenants hereunder shall survive the Closing and remain effective regardless of any investigation or audit at any time made by or on behalf of the Parties or of any information a party may have in respect hereto. Consummation of

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the transactions contemplated hereby shall not be deemed or construed to be a waiver of any right or remedy possessed by any party hereto, notwithstanding that such party knew or should have known at the time of Closing that such right or remedy existed.

E.  INCORPORATION BY REFERENCE

    The schedules, exhibits, and all documents (including, without limitation, all financial statements) delivered as part hereof or incident hereto are incorporated as a part of this Agreement by reference.

F.  REMEDIES CUMULATIVE

    No remedy herein conferred upon the Parties is intended to be exclusive of any other remedy and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or otherwise.

G.  EXECUTION OF ADDITIONAL DOCUMENTS

    Each Party hereto shall make, execute, acknowledge, and deliver such other instruments and documents, and take all such other actions as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.

H.  GOVERNING LAW

    This Agreement has been negotiated and executed in the State of California and shall be construed and enforced in accordance with the laws of such state.

I.  FORUM

    Each of the Parties hereto agrees that any action or suit which may be brought by any party hereto against any other party hereto in connection with this Agreement or the transactions contemplated hereby may be brought only in a federal or state court in Orange County, California.

J.  PROFESSIONAL FEES

    In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of a breach of any covenant or condition of this Agreement, the prevailing party in any such proceeding shall be entitled to recover from the losing party its costs of suit, including reasonable attorneys' fees, accountants' fees, and experts' fees.

K.  BINDING EFFECT AND ASSIGNMENT

    This Agreement shall inure to the benefit of and be binding upon the Parties hereto and their respective heirs, executors, administrators, legal representatives, and assigns.

L.  COUNTERPARTS; FACSIMILE SIGNATURES

    This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that facsimile signatures of this Agreement shall be deemed a valid and binding execution of this Agreement.

    This PLAN OF REORGANIZATION AND ACQUISITION is executed on behalf of each Party by its duly authorized representatives, and attested to, pursuant to the laws of its respective place of incorporation and in accordance with its constituent documents.

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PAGEACTIVE HOLDINGS, INC., a Nevada corporation
/s/ EARL T. SHANNON BY: Earl T. Shannon ITS: President, Secretary, Treasurer
SITESTAR APPLIED TECHNOLOGIES, INC.
/s/ FREDERICK T. MANLUNAS BY: Frederick T. Manlunas ITS: Executive Chairman
SITESTAR CORPORATION
/s/ FREDERICK T. MANLUNAS BY: Frederick T. Manlunas ITS: Executive Chairman

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QuickLinks

TABLE OF CONTENTS
LETTER TO SHAREHOLDERS
II. SUMMARY TERM SHEET
III. THE PLAN OF REORGANIZATION
IV. GENERAL INFORMATION
Summary Compensation Table
Option/SAR Grants in Last Fiscal Year Individual Grants
SIGNATURES
V. EXHIBIT INDEX
ANNEX A PLAN OF REORGANIZATION AND ACQUISITION
VI. INDEMNIFICATION